CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce L. Cleland, the Chief Executive Officer of The Campbell Multi-Strategy Trust (the Registrant), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 12, 2007                       By: /s/ Bruce L. Cleland
                                               ---------------------------------
                                               Bruce L. Cleland
                                               Chief Executive Officer

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         CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Theresa D. Becks, the Chief Financial Officer of The Campbell Multi-Strategy Trust (the Registrant), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 12, 2007                       By: /s/ Theresa D. Becks
                                               ---------------------------------
                                               Theresa D. Becks
                                               Chief Financial Officer